Exhibit 10.1

AMENDMENT NO. 8 TO
AMENDED AND RESTATED CREDIT AGREEMENT
This Amendment No. 8 to Amended and Restated Credit Agreement (this “Agreement”) dated as of August 28, 2019 (the “Effective Date”), is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Borrower”), 7N, LLC, a Delaware limited liability company (“7N”), 8 North, LLC, a Delaware limited liability company (“8 North”), Axis Exploration, LLC, a Delaware limited liability company (“Axis”), Extraction Finance Corp., a Delaware corporation (“Finance Corp.”), Mountaintop Minerals, LLC, a Delaware limited liability company (“MTM”), Table Mountain Resources, LLC, a Delaware limited liability company (“TMR”), XOG Services, Inc., a Colorado corporation (“XOG Inc.”), XOG Services, LLC, a Delaware limited liability company (“XOG LLC”), XTR Midstream, LLC, a Delaware limited liability company (together with 7N, 8 North, Axis, Finance Corp., MTM, TMR, XOG Inc., and XOG LLC, collectively, the “Guarantors”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).
INTRODUCTION
A.The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of August 16, 2017, as amended by that certain Increase Agreement, Joinder and Amendment No. 1 to Amended and Restated Credit Agreement dated as of October 11, 2017, the Master Assignment, Increase Agreement and Amendment No. 2 to Amended and Restated Credit Agreement dated as of January 5, 2018, the Consent Agreement and Amendment No. 3 to Amended and Restated Credit Agreement dated as of February 27, 2018, the Amendment No. 4 to Amended and Restated Credit Agreement dated as of May 23, 2018, the Consent and Amendment No. 5 to Amended and Restated Credit Agreement dated as of October 2, 2018, the Amendment No. 6 to Amended and Restated Credit Agreement dated as of January 8, 2019 and the Master Assignment and Amendment No. 7 to Amended and Restated Credit Agreement dated as of June 27, 2019 (as so amended and modified and as may be otherwise amended, restated or modified from time to time, the “Credit Agreement”).
B.    The Guarantors have entered into the Amended and Restated Guaranty Agreement dated as of August 16, 2017 (the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).
C.    Subject to the terms and conditions of this Agreement, the Administrative Agent and the undersigned Lenders agree to increase the Maximum Cap to $1,000,000,000.
D.    The Borrower has requested that the Lenders and the Administrative Agent, subject to the terms and conditions hereof, amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:
Section 1.    Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.    Agreement –Increase in Maximum Cap. Subject to the terms of this Agreement, as of the Effective Date, the Maximum Cap shall be increased by $100,000,000, resulting in a new Maximum Cap equal to $1,000,000,000. Each Lender's Pro Rata Share of the Borrowing Base, after giving effect to the increase in the Maximum Cap set forth in this Section 2 and any deemed assignment necessary to effectuate such increase in accordance with Section 2.2(f) of the Credit Agreement, is set forth next to its name in Schedule II attached hereto. Each Lender's Pro Rata Share of the Maximum Cap, after giving effect to the increase set forth in this Section 2 and any deemed assignment necessary to effectuate such increase in accordance with Section 2.2(f) of the Credit Agreement, is set forth next to its name in Schedule II attached hereto. This Agreement is hereby deemed to satisfy the requirements to increase the Maximum Cap as set forth in Section 2.2(f) of the Credit Agreement.
Section 3.    Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 7 of this Agreement, and effective as of the Effective Date, the Credit Agreement is amended as follows:
(a)    Section 1.1 of the Credit Agreement (Certain Defined Terms) is amended to add the following defined terms thereto in alphabetical order:
“Amendment No. 8 Effective Date” means August 28, 2019.
(b)    Section 1.1 of the Credit Agreement (Certain Defined Terms) is further amended as follows:
(1)    the defined term “Fee Letter” is deleted in its entirety and replaced with the following:
“Fee Letter” means, collectively, (a) that certain Engagement Letter dated as of June 30, 2017, among the Borrower, Wells Fargo and Arranger, (b) that certain borrowing base increase fee letter dated as of October 11, 2017, among the Borrower, Wells Fargo and Arranger, (c) that certain borrowing base increase fee letter dated as of January 5, 2018, among the Borrower, Wells Fargo and Arranger, (d) that certain fee letter dated as of June 27, 2019, among the Borrower, Wells Fargo and Arranger and (e) that certain fee letter dated as of August 28, 2019 among the Borrower, Wells Fargo and Arranger.
(2)    the defined term “Maximum Cap” is deleted in its entirety and replaced with the following:

“Maximum Cap” means, as of the Amendment No. 8 Effective Date, $1,000,000,000, as such amount is increased from time to time in accordance with Section 2.2(f); provided, however, that the Maximum Cap shall never exceed the Borrowing Base. Any increase in the Maximum Cap other than one contemplated under Section 2.2(f) will require the approval of each Lender, the Borrower and the Administrative Agent.
(c)    Schedule I of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule I hereto.
Section 4.    Reaffirmation of Liens.
(a)    Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower's and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that, notwithstanding the effectiveness of this Agreement or the amendments set forth herein, according to their terms the Security Documents are and shall continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as such obligations may have been amended by this Agreement and as the same may be further amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.
(b)    The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor's approval of amendments to the Credit Agreement.
Section 5.    Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that, notwithstanding the effectiveness of this Agreement or the amendments set forth herein, its obligations under the Guaranty and the other Loan Documents are and shall continue in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement as the same may be further amended, supplemented, or otherwise modified. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.
Section 6.    Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:
(a)    the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of this Agreement, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date.
(b)    (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; and
(c)    as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.
Section 7.    Effectiveness. This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:
(a)    Documentation. The Administrative Agent shall have received:
(1)    this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, and the Majority Lenders, including each Lender that is accepting a portion of the increase in the Maximum Cap described in Section 2 of this Agreement, in form and substance reasonably satisfactory to the Administrative Agent and each of the undersigned Lenders; and
(2)    the Fee Letter dated as of the Effective Date, duly and validly executed by the Borrower, the Administrative Agent and Wells Fargo Securities, LLC.
(b)    Representations and Warranties. The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.
(c)    No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.
(d)    Expenses. The Borrower shall have paid (1) all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement and (2) all fees required under the Fee Letter (as such term is amended hereby).

Section 8.    Effect on Loan Documents. Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.
Section 9.    Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
Section 10.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.
THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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EXECUTED as of the date first set forth above.
BORROWER:
EXTRACTION OIL & GAS, INC.

By: /s/ Russell T. Kelley, Jr.
Name:     Russell T. Kelley, Jr.
Title:     Chief Financial Officer

GUARANTORS:
7N, LLC
8 NORTH, LLC
AXIS EXPLORATION, LLC
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
XOG SERVICES, INC.
XOG SERVICES, LLC
XTR MIDSTREAM, LLC
TABLE MOUNTAIN RESOURCES, LLC

Each By: /s/ Russell T. Kelley, Jr.
Name:      Russell T. Kelley, Jr.
Title:      Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 8 TO
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ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender, and a Lender

By:_/s/ Joseph T. Rottinghaus________________
Name: Joseph T. Rottinghaus
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 8 TO
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LENDERS:
BARCLAYS BANK PLC,
as a Lender

By:_/s/ Sydney G. Dennis____________________
Name: Sydney G. Dennis
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 8 TO
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CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By:_/s/ Nupur Kumar________________________
Name: Nupur Kamar
Title: Authorized Signatory

By:_/s/ Christopher Zybrick___________________
Name: Christopher Zybrick
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 8 TO
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SUNTRUST BANK,
as a Lender

By:_/s/ Arize Agumadu______________________
Name: Arize Agumadu
Title: Vice President

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ABN AMRO CAPITAL USA LLC,
as a Lender

By:_/s/ Darrell Holley    ____________
Name: Darrell Holley
Title: Managing Director

By:_/s/ Michaela Braun______________________
Name: Michaela Braun
Title: Executive Director

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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:_/s/ George E. McKean____________________
Name: George E. McKean
Title: Senior Vice President

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CITIBANK, N.A.,
as a Lender

By:_/s/ Cliff Vaz____________________________
Name: Cliff Vaz
Title: Vice President

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GOLDMAN SACHS BANK USA,
as a Lender

By:_/s/ Annie Carr__________________________
Name: Annie Carr
Title: Authorized Signatory

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ROYAL BANK OF CANADA,
as a Lender

By:_/s/ Katy Berkemeyer_____________________
Name: Katy Berkemeyer
Title: Authorized Signatory

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BANK OF AMERICA, N.A.,
as a Lender

By:_/s/ Ronald E. McKaig____________________
Name: Ronald E. McKaig
Title: Managing Director

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MERCURIA EASTERN US HOLDINGS LLC,
as a Lender

By:_/s/ Marty Bredehoft______________________
Name: Marty Bredehoft
Title: Treasurer

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THE HUNTINGTON NATIONAL BANK,
as a Lender

By:_/s/ Jason A. Zilewicz_____________________
Name: Jason A. Zilewicz
Title: Director

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:_/s/ Daniel Winters_______________________
Name: Daniel Winters
Title: Vice President

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BMO Harris Bank N.A.,
as a Lender

By:_/s/ Matthew Davis_______________________
Name: Matthew Davis
Title: Director

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Natixis, New York Branch,
as a Lender

By:_/s/ Jarrett C. Price_______________________
Name: Jarrett C. Price
Title: Director

By:_/s/ Vikram Nath_______________________
Name: Vikram Nath
Title: Director

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Iberiabank,
as a Lender

By:_/s/ Stacy Goldstein______________________
Name: Stacy Goldstein
Title: SVP & Relationship Manager, Energy Lending

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SCHEDULE I
Commitments, Contact Information

ADMINISTRATIVE AGENT/ ISSUING LENDER
Wells Fargo Bank, National Association	Address: 1700 Lincoln St., 6th Floor Denver, CO 80203 Attn: Joe Rottinghaus Telephone: 303-863-5367 Facsimile: 303-863-5196
LOAN PARTIES
Borrower/Guarantors	Address: 370 17th Street, Suite 5300 Denver, CO 80202 Attn: Mr. Rusty Kelley Telephone: 720-557-8302 Facsimile: 720-557-8301 Email: rtkelley@extractionog.com Website: www.extractionog.com

[Schedule I continues on the following page]

[SCHEDULE I TO AMENDMENT NO. 8 TO
AMENDED AND RESTATED CREDIT AGREEMENT – EXTRACTION]

Lender	Commitment
Wells Fargo Bank, National Association	$142,500,000.00
Barclays Bank PLC	$113,250,000.00
Credit Suisse AG, Cayman Islands Branch	$113,250,000.00
SunTrust Bank	$113,250,000.00
ABN AMRO Capital USA LLC	$113,250,000.00
KeyBank National Association	$113,250,000.00
Citibank, N.A.	$99,000,000.00
Goldman Sachs Bank USA	$67,500,000.00
Royal Bank of Canada	$99,000,000.00
Bank of America, N.A.	$75,000,000.00
Mercuria Eastern US Holdings LLC	$9,000,000.00
The Huntington National Bank	$75,000,000.00
PNC Bank, National Association	$113,250,000.00
BMO Harris Bank N.A.	$113,250,000.00
Natixis, New York Branch	$99,000,000.00
Iberiabank	$41,250,000.00
Total:	$1,500,000,000.00

SCHEDULE II
MAXIMUM CAP AND BORROWING BASE

Lender	Pro Rata Share of Maximum Cap*	Pro Rata Share of Borrowing Base**
Wells Fargo Bank, National Association	$95,000,000.00	$104,500,000.00
Barclays Bank PLC	$75,500,000.00	$83,050,000.00
Credit Suisse AG, Cayman Islands Branch	$75,500,000.00	$83,050,000.00
SunTrust Bank	$75,500,000.00	$83,050,000.00
ABN AMRO Capital USA LLC	$75,500,000.00	$83,050,000.00
KeyBank National Association	$75,500,000.00	$83,050,000.00
Citibank, N.A.	$66,000,000.00	$72,600,000.00
Goldman Sachs Bank USA	$45,000,000.00	$49,500,000.00
Royal Bank of Canada	$66,000,000.00	$72,600,000.00
Bank of America, N.A.	$50,000,000.00	$55,000,000.00
Mercuria Eastern US Holdings LLC	$6,000,000.00	$6,600,000.00
The Huntington National Bank	$50,000,000.00	$55,000,000.00
PNC Bank, National Association	$75,500,000.00	$83,050,000.00
BMO Harris Bank N.A.	$75,500,000.00	$83,050,000.00
Natixis, New York Branch	$66,000,000.00	$72,600,000.00
Iberiabank	$27,500,000.00	$30,250,000.00
Total:	$1,000,000,000.00	$1,100,000,000.00

* Maximum Cap in effect as of August 28, 2019. Maximum Cap is subject to redetermination pursuant to the terms of this Agreement and the Credit Agreement.

** Borrowing Base in effect as of June 27, 2019. Borrowing Base is subject to redetermination pursuant to the terms of the Credit Agreement.

[SCHEDULE I TO AMENDMENT NO. 8 TO
AMENDED AND RESTATED CREDIT AGREEMENT – EXTRACTION]